AMENDMENT NO. 1

TO

REGISTRATION RIGHTS AGREEMENT

This Amendment No.1 to the Registration Rights Agreement (this Amendment) is made and entered into as of June __, 2007, by and among Courtside Acquisition Corp., a Delaware corporation (Parent) and the undersigned parties listed under Investor on the signature page the Registration Rights Agreement (the Investors).

RECITALS

WHEREAS, the Parties entered into a Registration Rights Agreement dated as of June 30, 2005 (the Registration Rights Agreement);

WHEREAS, the Parties wish to clarify that certain rights granted to the Investors under the Registration Rights Agreement do not conflict with rights subsequently granted by Parent to certain of its stockholders (New Investors) in connection with a proposed acquisition by the Company of American Community Newspapers LLC;

WHEREAS, pursuant to Section 6.7 of the Registration Rights Agreement, no amendment of the Registration Rights Agreement will be effective unless in writing signed by Parent and the Investors; and

WHEREAS, the Parties wish to amend the Registration Rights Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. Section 1 of the Registration Rights Agreement is hereby amended as follows:

(i) The following definition shall be added:

New Registration Rights Agreement means that certain Registration Rights Agreement dated June __, 2007 by and among the Company and the investors identified therein.

(ii) The first sentence of the definition of Registrable Securities contained in Section 1 shall be amended and replaced with the following:

Registrable Securities mean all of the shares of Common stock owned or held by Investors under this Agreement and investors under the New Registration Rights Agreement.

2. The third sentence of Section 2.1.1 of the Registration Rights Agreement is hereby amended and replaced with the following:

The Company will notify all holders of Registrable Securities of the demand (together with all holders of Registrable Securities under the New Registration Rights Agreement), and each holder of Registrable Securities who wishes to include all or a portion of such holders Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a Demanding Holder) shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company.

3. Section 2.2.2(ii) of the Registration Rights Agreement is hereby amended by replacing it in its entirety with the following:

If the registration is a demand registration undertaken at the demand of persons other than the holders of Registrable Securities pursuant to written contractual arrangements with such persons, (A) first, the shares of Common Stock for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock (including the Registrable Securities) or other securities as to which registration has been requested pursuant to written contractual piggy-back registration rights of other security holders (pro rata between such security holders in accordance with the number of shares of Common Stock which each such security holder has actually requested to be included in such registration, regardless of the number of shares of Common Stock with respect to which such security holders have the right to request such inclusion) that can be sold without exceeding the Maximum Number of Shares.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COURTSIDE ACQUISITION CORP. A Delaware corporation
By:	/s/ Richard D. Goldstein
Richard D. Goldstein, Chairman

INITIAL STOCKHOLDERS:
/s/ Richard D. Goldstein
Richard D. Goldstein

/s/ Bruce M. Greenwald
Bruce M. Greenwald

HMA 1999 TRUST
By:	/s/ Oded Aboodi
Name: Oded Aboodi Title: Trustee

DKA 1999 TRUST
By:	/s/ Oded Aboodi
Name: Oded Aboodi Title: Trustee

ASH 1999 TRUST
By:	/s/ Oded Aboodi
Name: Oded Aboodi Title: Trustee

JAR PARTNERS L.P.
By:	/s/ Richard D. Goldstein
Name: Richard D. Goldstein Title: Trustee

/s/ Gregg H. Mayer
Gregg H. Mayer

/s/ Dennis H. Leibowitz
Dennis H. Leibowitz

/s/ Carl D. Harnick
Carl D. Harnick

/s/ Peter R. Haje
Peter R. Haje

BMG 2004 TRUST
By:	/s/ Richard D. Goldstein
Name: Richard D. Goldstein Title: Trustee

/s/ Darren M. Sardoff
Darren M. Sardoff